UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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MEMBERSHIP COLLECTIVE GROUP INC.

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Your Vote Counts! MEMBERSHIP COLLECTIVE GROUP INC. 2022 Annual Meeting of Stockholders to be Held on June 22, 2022 Vote by June 21, 2022 11:59 PM ET MEMBERSHIP COLLECTIVE GROUP INC. 180 STRAND GREATER LONDON WC2R 1EA UNITED KINGDOM D80920-P73275 You invested in MEMBERSHIP COLLECTIVE GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 22, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person or Virtually at the Point your camera here and Meeting* vote without entering a June 22, 2022 11:00 AM Eastern Time (4:00 PM British Summer control number Time) Soho Works Dumbo 55 Water Street Brooklyn, NY 11201 United States www.virtualshareholdermeeting.com/MCG2022 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Class I Nominees: 1a. Ron Burkle For 1b. Nick Jones For 1c. Andrew Carnie For 1d. Richard Caring For Class II Nominee: 1e. Bippy Siegal For 2. To ratify the appointment of BDO LLP as the independent registered public accounting firm of the company for the For fiscal year ending January 1, 2023. NOTE: To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D80921-P73275